Rule 497(e)
File Nos. 811-05817; 333-162252

VARIFUND PLUS
Flexible Premium Variable Deferred Annuity

Issued by Varifund Variable Annuity Account
of Great-West Life & Annuity Insurance Company

Supplement dated December 18, 2009 to the
Prospectus dated May 1, 2003

This Supplement is sent as a notice of the December 18, 2009 liquidation and dissolution of the Van Eck WIT Worldwide Real Estate Fund (the “Real Estate Fund”), as approved by the Board of Trustees of the Van Eck Worldwide Insurance Trust (the “Van Eck Trust”).

The redemption of outstanding shares and the liquidation and dissolution of the Real Estate Fund occurred on December 18, 2009 (the “Liquidation Date”).

In addition, effective Friday, November 6, 2009, and as previously communicated to you, the Subaccount investing in the Real Estate Fund was closed to new Contributions and incoming Transfers (the “Closure Date”).

If you did not transfer your contract value out of the Real Estate Fund Subaccount prior to the Liquidation Date, your contract value invested in the Real Estate Fund Subaccount was automatically transferred to the Fidelity VIP Money Market Portfolio Subaccount.  A confirmation of the automatic transfer transaction will be sent to you in the mail.

Additionally, any Policy owner utilizing a custom transfer feature such as Dollar Cost Averaging or Account Rebalancing involving the Real Estate Fund that did not make alternate arrangements prior to the Closure Date should contact an annuity account representative immediately.  If you failed to make alternate arrangements by the Closure Date, allocations made to the Real Estate Fund Subaccount utilizing the custom transfer feature were automatically directed to the Fidelity VIP Money Market Portfolio Subaccount.

You may elect to transfer your contract value currently allocated to the Fidelity VIP Money Market Portfolio Subaccount by calling an annuity account representative at 1-800-905-1959 or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920.  You may also use the Intouch® Voice Response System at 1-800-905-1959 to elect a Transfer from the Fidelity VIP Money Market Portfolio Subaccount to another Portfolio Subaccount or use the web site at www.gwrs.com.

This Supplement must be accompanied by, or read in conjunction with the
Prospectus dated May 1, 2003.

Please keep this Supplement for future reference.